Paradigm Capital Management, Inc.

Paradigm Value Fund

About the Fund

The Paradigm Value Fund invests in small capitalization, domestic equities. Frequently these stocks are “neglected by Wall Street” with no analytic coverage and little interest from professional investors.  Most of the holdings in the Paradigm Value Fund will have market capitalizations of less than $1.5 billion.  Although academic research has shown that over the long term small-cap stocks outperform large cap stocks, these companies require rigorous analysis.

With financial data on almost 10,000 domestic stocks, the question, as T. S. Elliot so aptly said, is: “Where is the wisdom we have lost in knowledge?  Where is the knowledge we have lost in information?”

To address information overload, we use screens and common sense. We avoid the hoped-for-new-product stocks and the lost causes.

Our screens evaluate:

•Earnings and cash flow compared to the price of the stock and their peers.

•Stability of the company’s performance and the appropriateness of the capital structure;

•Management confidence (i.e., insider buying, corporate repurchase programs, etc.).

After this analysis, we seek potential “winners.” Our fundamental research includes:

•An evaluation of the company’s earnings power and its ability to generate funds for        reinvestment;

•Management’s track record and incentives;

•Interviews with management, focusing on long-term plans and specific actions being    taken to achieve their objectives.

About the Advisor

John Walthausen, Senior Vice President of Paradigm Capital Management, Inc., serves as portfolio manager of the Paradigm Value Fund. Paradigm Capital Management, founded in 1994 and headquartered in Albany, New York, is a highly regarded small-cap value investor serving major endowment and pension fund clients. John is located in our New York City office at 410 Park Avenue.

Mr. Walthausen has devoted more than 30 years to thoroughly researching and investing in small capitalization companies. He joined C.L. King as Senior Vice President and Director of Research in 1990.  Previously, he was a research analyst at First Albany Corp. and a portfolio manger of small capitalization stocks with Mutual of America. He received his MBA from New York University and a BA from Kenyon College and a BA from City College of New York.

 PARADIGM CAPITAL MANAGEMENT, INC. • NINE ELK STREET • ALBANY NY 12207-1002 • PHONE 518-431-3500 •

• 410 PARK AVENUE, SUITE 1620 • NEW YORK, NY 10022 • PHONE 212-421-3242 •

Paradigm Capital Management, Inc.

David Bove, who has worked with Mr. Walthausen on stock selection since 1998, assists him. Mr. Bove received his BS from Southern Illinois University.

Minimum investment

Regular account: $5,000

Automatic investment plan: $2,500

IRA account: $1,000

(A)Average Annual Total Return as of:  3/31/04

	Since Inception (1/1/03)	1 Year (3/31/03-3/31/04)	1/1/04 – 3/31/04
Paradigm Value Fund	56.15%	85.23%	8.46%
S&P 600 Index(B)	36.43%	56.30%	6.23%

(A)Average annual return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B) The S&P 600 index is a small capitalization benchmark index made up of 600 domestic stocks chosen for market size, liquidity and industry group representation whose composition is different from the Fund.

Past Performance Does Not Guarantee Future Results.  Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost.  Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption Of Fund Shares.

As is the case with most investments, you may lose money by investing in the Fund.  The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth).  If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the fund’s return.  The fund invests in smaller companies (less than $1.5 billion market capitalization).  Smaller companies can be riskier investments than larger companies.

Not FDIC-Insured.  May Lose Value.  No Bank Guarantee.

You should consider the investment objectives, risks and charges and expenses of the investment company carefully before investing.  This report must be preceded or accompanied by a prospectus containing more detail including information on risks, fees, sales charges and expenses.  Please contact Paradigm Capital Management, Inc. at 518-431-3500.  Please read it carefully before you invest or send money.  You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

 PARADIGM CAPITAL MANAGEMENT, INC. • NINE ELK STREET • ALBANY NY 12207-1002 • PHONE 518-431-3500 •

• 410 PARK AVENUE, SUITE 1620 • NEW YORK, NY 10022 • PHONE 212-421-3242 •